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                              JPMORGAN EQUITY FUNDS

                         JPMORGAN SMALL CAP GROWTH FUND
                                ALL SHARE CLASSES

                          SUPPLEMENT DATED JULY 3, 2003
                      TO THE PROSPECTUSES DATED MAY 1, 2003

     The information under the heading "THE PORTFOLIO MANAGERS" for the Fund in each Prospectus is hereby deleted in its entirely and replaced with the following:

     The portfolio management team is co-led by Eytan Shapiro, vice president of the adviser, Robert Fleming Inc. (Robert Fleming) and Timothy Parton, vice president of Robert Fleming. Mr. Shapiro has been at Robert Fleming or one of its affiliates since 1985. Mr. Parton has been at Robert Fleming or one of its affiliates since 1986.


                                                                   SUP-SCGPR-703